Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

The components of income from continuing operations before income taxes and equity in net income of affiliates, were:

	Year Ended December 31,
(IN MILLIONS)	2012	2011	2010
Dutch	$20	$12	$147
Non-Dutch	398	94	(43)

Income from continuing operations before income taxes and equity in net income of affiliates	$418	$106	$104

The above amounts for Dutch and non-Dutch activities were determined based on the location of the taxing authorities.

The provision/(benefit) for income taxes attributable to the income/(loss) from continuing operations before income taxes and equity in net income of affiliates consisted of:

	Year ended December 31,
(IN MILLIONS)	2012	2011	2010
Current:
Dutch	$(20)	$3	$11
Non-Dutch	117	144	117

	97	147	128

Deferred:
Dutch	25	(13)	(1)
Non-Dutch	22	(111)	(173)

	47	(124)	(174)

Total	$144	$23	$(46)

The Company’s provision/(benefit) for income taxes for the years ended December 31, 2012, 2011 and 2010 was different from the amount computed by applying the statutory Dutch federal income tax rates to the underlying income from continuing operations before income taxes and equity in net income of affiliates as a result of the following:

	Year ended December 31,
(IN MILLIONS)	2012	2011	2010
Income from continuing operations before income taxes and equity in net income of affiliates	$418	$106	$104

Dutch statutory tax rate	25.0%	25.0%	25.5%

Provision/(benefit) for income taxes at the Dutch statutory rate	$105	$27	$27
Tax impact on distributions from foreign subsidiaries	35	9	1
Effect of operations in non-Dutch jurisdictions, including foreign tax credits	15	(3)	(35)
U.S. state and local taxation	6	(4)	(24)
Withholding and other taxation	36	30	29
Effect of global financing activities	(51)	(38)	(28)
Changes in estimates for uncertain tax positions	48	22	2
Changes in valuation allowances	(15)	(25)	(25)
Effect of change in deferred tax rates	(40)	—	—
Other, net	5	5	7

Total (benefit)/provision for income taxes	$144	$23	$(46)

Effective tax rate	34.4%	21.7%	(44.2%)

(IN MILLIONS)	December 31, 2012	December 31, 2011
Deferred tax assets (on balance):
Net operating loss carryforwards	$348	$415
Interest expense limitation	577	557
Deferred compensation	7	6
Deferred revenues / costs	29	30
Employee benefits	59	51
Tax credit carryforwards	113	96
Share-based payments	59	46
Accrued expenses	26	35
Other assets	52	37

	1,270	1,273
Valuation allowances	(248)	(193)

Deferred tax assets, net of valuation allowances	1,022	1,080

Deferred tax liabilities (on balance):
Intangible assets	(1,661)	(1,723)
Fixed asset depreciation	(21)	(4)
Financial instruments	(50)	(53)
Deferred revenues / costs	—	—
Computer software	(69)	(43)

	(1,801)	(1,823)

Net deferred tax liability	$(779)	$(743)

Recognized as:
Deferred income taxes, current	$57	$55
Deferred income taxes, non-current	(836)	(798)

Total	$(779)	$(743)

At December 31, 2012 and 2011 the Company had net operating loss carryforwards of approximately $1,260 million and $1,262 million, respectively, which begin to expire in 2013. In addition, the Company had tax credit carryforwards of approximately $113 million and $96 million at December 31, 2012 and 2011, respectively, which will begin to expire in 2014.

In certain jurisdictions, the Company has operating losses and other tax attributes that, due to the uncertainty of achieving sufficient profits to utilize these operating loss carryforwards and tax credit carryforwards, the Company currently believes it is more likely than not that a portion of these losses will not be realized. Therefore, the Company has a valuation allowance of approximately $205 million and $169 million at December 31, 2012 and 2011, related to these net operating loss carryforwards and tax credit carryforwards. In addition, the Company has valuation allowances of $43 million and $24 million at December 31, 2012 and 2011, respectively, on deferred tax assets related to other temporary differences, which the Company currently believes will not be realized.

As a consequence of the significant restructuring of the ownership of the Nielsen non-U.S. subsidiaries in 2007 and 2008 the Company has determined that as of December 31, 2012 no income taxes are required to be provided for on the approximately $3.3 billion, which is the excess of the book value of its investment in non-U.S. subsidiaries over the corresponding tax basis. Certain of these differences can be eliminated at a future date.

At December 31, 2012 and 2011, the Company had uncertain tax positions of $100 million and $96 million, respectively. The Company has also accrued interest and penalties associated with these unrecognized tax benefits as of December 31, 2012 and 2011 of $40 million and $29 million, respectively. Estimated interest and penalties related to the underpayment of income taxes is classified as a component of benefit (provision) for income taxes in the Consolidated Statement of Operations. It is reasonably possible that a reduction in a range of $6 million to $14 million of uncertain tax positions may occur within the next twelve months as a result of projected resolutions of worldwide tax disputes.

A reconciliation of the beginning and ending amount of uncertain tax positions is as follows:

(IN MILLIONS)	December 31, 2012	December 31, 2011	December 31, 2010
Balance as of the beginning of period	$96	$114	$129
Additions for current year tax positions	7	4	3
Additions for tax positions of prior years	16	—	3
Reductions for lapses of statute of limitations	(19)	(22)	(22)
Effect of foreign currency translation	—	—	(1)

Balance as of the end of the period	$100	$96	$114

If the balance of the Company’s uncertain tax positions is sustained by the taxing authorities in the Company’s favor, the reversal of the entire balance would reduce the Company’s effective tax rate in future periods.

The Company files numerous consolidated and separate income tax returns in the U.S. Federal jurisdiction and in many state and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. Federal income tax examinations for 2006 and prior periods. In addition, the Company has subsidiaries in various states, provinces and countries that are currently under audit for years ranging from 2001 through 2008.